UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

Commercial Bancgroup, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-42889	62-1039469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Cumberland Gap Parkway

Harrogate, Tennessee 37752

(Address of principal executive offices) (Zip code)

(423) 869-5151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2026, Commercial Bancgroup, Inc., a Tennessee corporation (the “Company”), issued a press release announcing its financial results for the quarter ended June 30, 2026 (the “Earnings Release”). A copy of the Earnings Release is included as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

In conjunction with the Earnings Release, the Company also made available an investor presentation of results for the quarter ended June 30, 2026 (the “Presentation”). The Presentation, which is available under the “Investors” section of the Company’s website, located at https://www.cbtn.com/, is included as Exhibit 99.2 to this Report and is incorporated herein by reference. Information on the Company’s website is not, and will not be deemed to be, a part of this Report or incorporated into any other filings the Company may make with the U.S. Securities and Exchange Commission.

The information contained in Item 2.02, including the accompanying exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On July 27, 2026, the board of directors of the Company declared a quarterly cash dividend of $0.12 per share of the Company’s common stock (the “Dividend”) payable on September 30, 2026, to shareholders of record as of the close of business on September 15, 2026.

The Company’s press release announcing the Dividend is attached as Exhibit 99.3 to this Report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release of Commercial Bancgroup, Inc., dated July 27, 2026.
99.2	Investor Presentation of Commercial Bancgroup, Inc., dated July 27, 2026.
99.3	Press release of Commercial Bancgroup, Inc., dated July 27, 2026, announcing the declaration of a quarterly cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BANCGROUP, INC.

Date: July 27, 2026	By:	/s/ Terry L. Lee
Terry L. Lee
President and Chief Executive Officer

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